UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 7, 2020
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

Title of each class	Name of each exchange on which registered	Ticker Symbol
Common stock, $0.01 par value	New York Stock Exchange	ALK

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 7, 2020.

(b) At the Annual Meeting, all 12 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2021. The results of the voting with respect to the election of directors were as follows:

Proposal 1. Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	93,862,564	2,114,581	114,386	13,054,605
James A. Beer	80,631,909	15,319,378	140,244	13,054,605
Marion C. Blakey	95,529,703	446,117	115,711	13,054,605
Raymond L. Conner	95,538,765	415,367	137,399	13,054,605
Dhiren R. Fonseca	95,599,415	351,490	140,626	13,054,605
Kathleen T. Hogan	95,551,730	418,849	120,952	13,054,605
Susan J. Li	95,593,356	366,866	131,309	13,054,605
Benito Minicucci	94,499,890	1,476,788	114,853	13,054,605
Helvi K. Sandvik	95,615,463	351,904	124,164	13,054,605
J. Kenneth Thompson	91,566,732	4,398,182	126,617	13,054,605
Bradley D. Tilden	93,575,215	2,405,993	110,323	13,054,605
Eric K. Yeaman	95,413,787	543,733	134,011	13,054,605

The results of voting on Proposals 2 through 5 were as follows:

Proposal 2.  A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	93,297,859
Against	2,550,836
Abstain	242,836
Broker Non-votes	13,054,605

Proposal 3.  A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2020:

Number of Votes
For	108,178,731
Against	808,562
Abstain	158,843
Broker Non-votes	N/A

Proposal 4. A stockholder proposal regarding the Company's disclosure of political spending:

Number of Votes
For	39,379,387
Against	54,168,319
Abstain	2,543,825
Broker Non-votes	13,054,605

Proposal 5. A stockholder proposal regarding disclosure of lobbying activities:

Number of Votes
For	48,870,365
Against	44,657,074
Abstain	2,564,092
Broker Non-votes	13,054,605

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 13, 2020

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary